United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,210,350
Unrealized Gain (Loss) on Market Value of Futures	(26,731,394)
Unrealized Gain (Loss) on Foreign Currency Translations	432
Interest Income	24,479
ETF Transaction Fees	2,100
Total Income (Loss)	$(19,494,033)

Expenses
Management Fees	$380,400
Brokerage Commissions	33,751
Tax Reporting Fees	14,644
Audit Fees	8,484
Non-interested Directors' Fees and Expenses	4,362
Prepaid Insurance Expense	1,989
Total Expenses	$443,630
Net Income (Loss)	$(19,937,663)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/13	$516,178,758
Additions (400,000 Units)	23,892,623
Withdrawals (50,000 Units)	(3,017,925)
Net Income (Loss)	(19,937,663)

Net Asset Value End of Month	$517,115,793
Net Asset Value Per Unit (8,950,000 Units)	$57.78

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$32,050
Unrealized Gain (Loss) on Market Value of Futures	(164,725)
Interest Income	140
Total Income (Loss)	$(132,535)

Expenses
Management Fees	$1,284
Brokerage Commissions	46
Non-interested Directors' Fees and Expenses	21
Prepaid Insurance Expense	14
Other Expenses	7,672
Total Expenses	9,037
Expense Waiver	(7,376)
Net Expenses	$1,661
Net Income (Loss)	$(134,196)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/13	$2,601,090
Net Income (Loss)	(134,196)

Net Asset Value End of Month	$2,466,894
Net Asset Value Per Unit (100,000 Units)	$24.67

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended February 28, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(29,270)
Unrealized Gain (Loss) on Market Value of Futures	(90,932)
Unrealized Gain (Loss) on Foreign Currency Translations	(296)
Interest Income	139
Total Income (Loss)	$(120,359)

Expenses
Management Fees	$1,525
Brokerage Commissions	94
Non-interested Directors' Fees and Expenses	21
Other Expenses	9,576
Total Expenses	11,216
Expense Waiver	(9,291)
Net Expenses	$1,925
Net Income (Loss)	$(122,284)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/13	$2,567,382
Net Income (Loss)	(122,284)

Net Asset Value End of Month	$2,445,098
Net Asset Value Per Unit (100,000 Units)	$24.45

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended February 28, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(27,925)
Unrealized Gain (Loss) on Market Value of Futures	(135,163)
Unrealized Gain (Loss) on Foreign Currency Translations	4
Interest Income	137
Total Income (Loss)	$(162,947)

Expenses
Management Fees	$1,449
Brokerage Commissions	104
Non-interested Directors' Fees and Expenses	22
Other Expenses	9,576
Total Expenses	11,151
Expense Waiver	(9,266)
Net Expenses	$1,885
Net Income (Loss)	$(164,832)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/13	$2,730,343
Net Income (Loss)	(164,832)

Net Asset Value End of Month	$2,565,511
Net Asset Value Per Unit (100,000 Units)	$25.66

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$7,185,205
Unrealized Gain (Loss) on Market Value of Futures	(27,122,214)
Unrealized Gain (Loss) on Foreign Currency Translations	140
Interest Income	24,895
ETF Transaction Fees	2,100
Total Income (Loss)	$(19,909,874)

Expenses
Management Fees	$384,658
Brokerage Commissions	33,995
Tax Reporting Fees	14,644
Audit Fees	8,484
Non-interested Directors' Fees and Expenses	4,426
Prepaid Insurance Expense	2,003
Other Expenses	26,824
Total Expenses	475,034
Expense Waiver	(25,933)
Net Expenses	$449,101
Net Income (Loss)	$(20,358,975)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/13	$524,077,573
Additions (400,000 Units)	23,892,623
Withdrawals (50,000 Units)	(3,017,925)
Net Income (Loss)	(20,358,975)

Net Asset Value End of Month	$524,593,296

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612